Exhibit 99.1

A New Energy Frontier (NASDAQ:GLND | GLNDW) 1

Disclaimer & Forward-looking Statements

GREENLAND ENERGY COMPANY

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities. Any offering will be made only pursuant to definitive offering documents filed with the SEC. This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact are forward-looking statements, including statements regarding business strategy, exploration and drilling plans (including OPW1 and OPW6 timing and results), projected costs, prospective resource estimates, infrastructure mobilization, financing plans and future performance. These statements are based on current expectations and are not guarantees of future performance. Actual results may differ materially due to risks including: (i) exploration and geological risks, including the Company's development-stage status, no proved reserves, no prior commercial discovery in the basin, uncertainty in prospective resource estimates, and limited seismic data; (ii) operational risks, including remote Arctic conditions, extreme weather, seasonal access constraints, drilling hazards, environmental risks and contractor reliance; (iii) regulatory and political risks, including Greenland's moratorium on new exploration licenses, grandfathered license limitations, milestone-based forfeiture risk and geopolitical developments; and (iv) financial risks, including significant capital needs, commodity price volatility, going-concern uncertainty, SPAC-related risks, warrant dilution and Nasdaq compliance requirements.
Prospective resource estimates (including gross un-risked 3U figures from Sproule-ERCE) are not reserves, have not been confirmed by drilling and are not a guarantee of discovery, production or economic return. Financial data herein is preliminary, unaudited and pro forma unless otherwise noted. Non-GAAP measures are supplemental and should not substitute for GAAP information. Industry data has not been independently verified.

Recipients should review the Company's SEC filings, including its Proxy Statement/Prospectus (Feb. 18, 2026), most recent Form 10-K, Form 10-Q and subsequent Form 8-K filings, for a complete discussion of risks. Forward-looking statements speak only as of the date made; the Company assumes no obligation to update them except as required by law. This presentation shall not be deemed filed or incorporated by reference into any SEC filing. Consult your own advisors before making any investment decision.

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Jameson Land Basin Opportunity

GREENLAND ENERGY COMPANY



Arctic Ocean
SVALBARD (Norway)
Greenland Sea
Qaanaaq (Thule)
Daneborg
Upernavik
Uummannaq
Disko
Disko Bay
Ilulissat
Aasiaat
Qasigiannguit
Kangaatsiaq
Sisimiut
Arctic Circle
Davis Strait
Denmark Strait
Maniitsoq
Kulusuk
Tasiilaq (Ammassalik)
Nuuk
Paamiut
Ivittuut
Qaqortoq
Nanortalik
Nunaap Isua (Cape Farewell)

Rights to Basin Scale Interest
Approximately 2.1 million acres across 3 exclusive licenses covering the entire Jameson Land license position

Fully Funded Drilling Program[1]
The company has raised ~$80 million in the past 12 months, fully funding its Phase I exploration program, with estimated costs of $40 million for Well 1 and $20 million for Well 2

ARCO Legacy
Historically validated hydrocarbon system studied extensively

Up to 13.0 Billion Barrels[2]
Independent engineering estimate of gross oil potential (gross un-risked 3U prospective recoverable oil)

Advancing Towards First Drilling
High-graded Phase I exploration targets with field execution underway. OPW1 expected in Q4 2026; OPW6 expected in Q1 2027

$275M+ Historic Investment
Historically invested in exploration, infrastructure, logistics adjusted for today's dollars

Near-Term Catalysts
Infrastructure mobilization underway, road construction planned

70% Earn-In Structure
Up to 70% basin interest upon completion of two wells with favorable farm-out and royalty structure

1. Based on current cost estimates. Actual costs may vary materially. Additional capital may be required and may not be available on favorable terms.
2. Gross un-risked 3U prospective recoverable oil per Sproule-ERCE (Sept. 2025), which is unconfirmed by drilling. May not be representative of actual recoverable reserves and there is no assurance of commercial discovery.

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Leadership

GREENLAND
ENERGY COMPANY

Robert Price
Chief Executive Officer

- *CEO and director; seasoned energy executive and entrepreneur*
- *30+ years of experience in exploration & production (E&P), manufacturing, and strategic acquisitions*
- *Founder and President of Brooks Energy Company (since 1991), focused on U.S. oil & gas E&P*
- *Former Managing Partner at LN Energy; owns a 68 BCF natural gas field in Italy*

Larry G. Swets, Jr.
Executive Chairman

- *Extensive board experience across public and private companies in financial services, insurance, fintech, and industrial sectors*
- *25+ years of experience in financial services across executive and non-executive roles*
- *Active leadership in public companies:*
  - *CEO of FG Imperii Acquisition Corp. (FGII)*
  - *Director of Twin Vee Powercats Co. (VEEE)*
  - *Director of BOXABLE. (FGMC)*

Ashiq Merchant
Chief Financial Officer

- *Senior finance executive with 25+ years of experience in multinational, publicly listed energy companies*
- *Worked at BP (2000–2025) in progressively senior finance roles across upstream and downstream operations in the Middle East and North America*

Joe Moglia
Executive Advisor to the Board

- *Former CEO of TD Ameritrade (2001 - 2008)*
- *30+ years of experience in financial services, capital markets, and corporate leadership*

Roderick McIlree
Director

- *CEO of 80 Mile PLC (LSE: 80M.L)*
- *20+ years of experience in Greenland's mining sector, covering M&A, project generation, mine development, and production.*

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Partnerships with Leading Industry Veterans Halliburton, IPT, and Stampede Drilling are mobilizing their personnel and equipment to Optimally Positioned Wells (OPW 1 and OPW 6 ) Engineering Drilling Operations Logistics and Service Provider 5

Arctic Resources Jameson Land Basin USGS Estimates the Arctic Circle contains: • 30% of the world’s undiscovered natural gas resources 1 • 13% of the world’s undiscovered oil resources 2 • 7 Arctic basins with over 360 billion BOE, including the East Greenland Rift Basin 3 • ARCO ranked Jameson Land Basin as top hydrocarbon prospect in Greenland – with similar 70 degrees Latitude as Prudhoe Bay 4 1: United States Geological Survey 2: Arctic oil and natural gas resources - U.S. Energy Information Administration (EIA) 3: https://geology.com/articles/arctic - oil - and - gas/ 4: 060302301_factsheet_PB.pdf 6

Geological Indicators

GREENLAND ENERGY COMPANY

Basin indicators, resource potential, and exploration upside.

Basin Indicators

Surface Oil & Gas Seepages

Genetic Match to North Sea Oil Systems

Extensive Historical Seismic Coverage

Modern Seismic Reprocessing Completed

Exploration Upside

Results from OPW 1 and OPW 6 will expand resource understanding further. The basin represents one of the few remaining large-scale frontier hydrocarbon systems with majority basin license exposure.

Resource Potential

Up to 13.0 Billion Barrels[1]

Seismic Testing

Independent engineering estimates indicate up to approximately 13.0 billion barrels gross un-risked 3U prospective recoverable oil. Modern seismic reprocessing has significantly improved image quality and structural definition.

Confidence Drivers

- Reprocessed seismic data
- Surface hydrocarbon indicators
- Structural interpretation

1. Gross un-risked 3U prospective recoverable oil per Sproule-ERCE (Sept. 2025), which is unconfirmed by drilling. May not be representative of actual recoverable reserves and there is no assurance of commercial discovery.

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Jameson Land Basin – Mid Norway / Barents Sea • Upper Permian • Carbonate build - ups on local highs (Loppa High, Barents Sea) • Inter - high platform carbonates and clastics (Loppa High, Barents Sea) • Deeper basinal shales • Triassic – Jurassic • Transition from fluvial playa to lacustrine delta to shoreface marine clastics • Goliat, Johan Castberg, Skalle - Barents Sea • Heidrun, Skuld - Mid Norway, • Strathmore - East Solan Basin, UKCS Jameson Land Basin Barents Sea Mid Norway Play Analogues 8

Direct Hydrocarbon Observations Oil and Gas Seeps At Surface and Genetic Match to North Sea Oil 9

Proposed Well Locations ARCO seismic data reprocessed with advanced technology SW NE OPW 1 Line 2 Line 1 OPW 1 1: P10 Resource Estimate, Sproule - ERCE September 1, 2025 Report 10

Decades of Basin Validation Leading to the First Modern Drilling Campaign Project Timeline 1970s - 1990 ARCO/ENI Exploration 2014 - 2018 White Flame Secures Basin Licenses 1970s - 2018: Early Exploration ARCO and ENI conduct ed field mapping, sampling, gravity/magnetic work, and 1,800 km of 2D seismic. ARCO buil t key regional infrastructure including the still active Constable Point Airfield. Basin remains undrilled after ARCO exit ed Greenland . In 2014, White Flame was awarded the Jameson Land licenses, commissions the first non - government reassessment since the 1990s, reprocesses historical 2D seismic, complete d FTG/LiDAR work, and expand ed acreage to secure the onshore basin position. 2021 - Sep. 2025: Basin Rights Greenland announces it will stop issuing new hydrocarbon exploration licenses, but White Flameʼs existing licenses remain valid. 80 Mile completes acquisition of White Flame and the Jameson license position, consolidating control of the three exploration/exploitation licenses. Greenland Energy Company will fund the first two exploration wells. Structure 1 : 50% working interest after first well completion; 70% after second well completion. Oct. 2025 onwards : Development and drilling Heavy equipment arrive d by barge in Oct. 2025 . Greenland Energy form ed through business combination, list ed on Nasdaq as GLND, secure d Stampede, Desgagnés, Halliburton, and close d SPAC merger and public offering; totaling $ 8 0M . First modern exploration well s targeted for Q4 202 6 through Q1 2027 2 20 21 - 20 24 Licenses Grandfathered; 80 Mile acquire White Flame May – Sep 2025 GLND Earn - In Agreement Oct 2025 – Apr 2026 Mobilization and public platform built Q4 2026 OPW Drilling Targets 11 1. 50% working interest earned upon first well completion; 70% upon second. Subject to milestone conditions; interest may be for fei ted if milestones are not met. 2. Based on current cost estimates. Actual costs may vary materially. Additional capital may be required and may not be availabl e o n favorable terms.

Key Basin Metrics

GREENLAND
ENERGY COMPANY

Jameson Land Basin statistics & resource potential

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Exclusive Licenses

2.1 Million
Approximate acres Covered by License Position

58
Identified prospective drill sites

1,800 km
Approximate 2D Seismic Coverage

13.0 Bn
Estimated barrels Gross Un-risked 3U Recoverable Oil

$275M+
Historical Investment, in Today's Dollars

Gross un-risked 3U prospective recoverable oil per Sproule-ERCE (Sept. 2025), which is unconfirmed by drilling. May not be representative of actual recoverable reserves and there is no assurance of commercial discovery.

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Near - Term Execution Milestones Oct. 20 25 Done Heavy equipment mobilized by barge . 13 Q1 2026 Logistical planning . Q2 2026 Purchasing of long - lead items Q3 2026 Mobilization of Drilling Rig, supplies and other equipment to Montreal Canada Q4 2026 Phase I Drilling Program OPW 1 Q1 2027 Phase I Drilling Program OPW 6 Based on current cost estimates. Actual costs may vary materially. Additional capital may be required and may not be availabl e o n favorable terms. Value Creation Time

Largest Oil Fields in the World[1] *(Now Significantly Depleted)*

GREENLAND ENERGY COMPANY

Jameson Land Basin Holds the Potential For Being a Top Oil Field in the World

Field Name	Location	Recoverable Oil (Billion Barrels)
Ghawar Field	Saudi Arabia	88+
Burgan Field	Kuwait	66+
Gachsaran Field	Iran	66
Bolivar Coastal Field	Venezuela	30+
Safaniya Oil Field	Saudi Arabia	30
Kashagan Field	Kazakhstan	30
Aghajari Field	Iran	28
Tengiz Field	Kazakhstan	26+
Ahvaz Field	Iran	25
Upper Zakum Oil Field	UAE	21
Cantarell Field	Mexico	18+
Daqing Field	China	16
Jameson Land Basin	**Greenland**	**13+**

Independent engineering report prepared by Sproule-ERCE indicates 13+ billion barrel of oil (P10).
The Company estimates the Jameson Land Basin may have significantly more barrels of oil with further evaluation of the deeper horizons, more densely conducted seismic surveys, and evaluation of unconventional resources.

1.Listed fields reflect proved reserves from producing assets. Jameson Land figure is un-risked 3U prospective resources (Sproule-ERCE, Sept. 2025), not proved reserves. Provided for illustrative purposes only, not intended to represent a comparable classification.

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Infrastructure & Logistics Current Mobilization 2.1 Million Acres Approximate U ndeveloped land 58 Identiﬁed Prospects Of potential hydrocarb o n hotspots Investments in: • Seismic Reprocessing • Equipment Purchases including Trucks, Cranes, Bulldozers and Excavator • Housing Facilities • Logistics Infrastructure • Equipment Mobilization • Operational Planning • Equipment Transport underway • Beach landing operations planned • 3 Mile Inland Road Construction planned • Rig preparation in progress 15

Fully Funded Phase I Execution Plan ~ $81 Million Gross capital raised over the past 12 months, including SPAC trust proceeds of ~$11 Million and April offering of $70 million; 16 Capital Deployment Focus: • OPW - 1 / OPW - 6 procurement • Long - lead materials • Logistics • Equipment • Crews • Working capital • Public company costs

Capital Structure Snapshot Insider Ownership 16.9% Robert Price (CEO) 1.80% Larry Swets Jr. (Executive Chairman) 4.2% Roderick Mcillree (Director) 24.9% All directors and executive officers 17 GLND Common shares / equivalents ~ 43.7 million O/S after the April 2026 offering, assuming exercise of pre - funded warrants and excluding common warrant exercises . . GLNDW Common Warrants 17.5 million, exercisable at $5.00 per share, expiring five years from issuance (2031) Total Debt No Debt . Source: Per the Company's prospectus dated April 29, 2026 (Rule 424(b)(3)). For illustrative purposes only; not a substitute for GAAP financial statements. See SEC filings.

Jameson Land Basin Opportunity

GREENLAND ENERGY COMPANY



Arctic Ocean
SVALBARD (Norway)
Greenland Sea
Qaanaaq (Thule)
Daneborg
Upernavik
Uummannaq
Disko
Disko Bay
Ilulissat
Aasiaat
Qasigiannguit
Kangaatsiaq
Sisimiut
Arctic Circle
Davis Strait
Denmark Strait
Kulusuk
Tasiilaq (Ammassalik)
Maniitsoq
Nuuk
Labrador Sea
Paamiut
Ivittuut
Qaqortoq
Nanortalik
Nunaap Isua (Cape Farewell)

Rights to Basin Scale Interest
Approximately 2.1 million acres across 3 exclusive licenses covering the entire Jameson Land license position

Fully Funded Drilling Program[1]
The company has raised ~$80 million in the past 12 months, fully funding its Phase I exploration program, with estimated costs of $40 million for Well 1 and $20 million for Well 2

ARCO Legacy
Historically validated hydrocarbon system studied extensively

Up to 13.0 Billion Barrels[2]
Independent engineering estimate of gross oil potential (gross un-risked 3U prospective recoverable oil)

Advancing Towards First Drilling
High-graded Phase I exploration targets with field execution underway. OPW1 expected in Q4 2026; OPW6 expected in Q1 2027

$275M+ Historic Investment
Historically invested in exploration, infrastructure, logistics adjusted for today's dollars

Near-Term Catalysts
Infrastructure mobilization underway, road construction planned

70% Earn-In Structure
Up to 70% basin interest upon completion of two wells with favorable farm-out and royalty structure

1. Based on current cost estimates. Actual costs may vary materially. Additional capital may be required and may not be available on favorable terms.
2. Gross un-risked 3U prospective recoverable oil per Sproule-ERCE (Sept. 2025), which is unconfirmed by drilling. May not be representative of actual recoverable reserves and there is no assurance of commercial discovery.

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Unlocking the potential of one of the largest undeveloped arctic energy basins. greenlandenergyco.com | @GL_Energy_Co | Greenland Energy Company NASDAQ: GLND | GLNDW 19